Supplement dated January 1, 2000 to the prospectuses:

               AAL VARIABLE ANNUITY ACCOUNT I (DATED MAY 1, 1999),
             AAL VARIABLE ANNUITY ACCOUNT II (DATED JULY 26, 1999),
                AAL VARIABLE LIFE ACCOUNT I (DATED MAY 1, 1999),
                                     AND THE
           AAL VARIABLE PRODUCT SERIES FUND, INC. (DATED MAY 1, 1999)

MANAGEMENT OF THE FUND

Effective January 1, 2000, AAL Capital Management Corporation ("AAL CMC") becomes the investment adviser to the AAL Variable Product Series Fund, Inc. (the "Fund"). Pursuant to the amended and restated investment advisory agreement with the Fund, AAL CMC manages the investment of the Fund's assets. AAL CMC advises the Fund consistent with each portfolio's investment objectives, policies and restrictions.

Previously Aid Association for Lutherans ("AAL") was the investment adviser to the Fund.

AAL CMC was organized in 1986 as a Delaware corporation. AAL CMC is a wholly owned subsidiary of AAL. AAL CMC has principal offices at 222 West College Avenue, Appleton Wisconsin 54919-0007. AAL CMC is also the investment adviser to The AAL Mutual Funds. As of December 6, 1999, AAL CMC managed over $7.2 billion in assets.

SUB-ADVISER TO THE HIGH YIELD BOND PORTFOLIO

Effective January 1, 2000, AAL CMC will no longer be the Sub-Adviser for the High Yield Bond Portfolio. Instead, AAL CMC will serve directly as investment adviser to the Portfolio, along with the other portfolios comprising the Fund.



15040PI  12-99